WRL SERIES FUND, INC.
                                GROWTH PORTFOLIO
                             MONEY MARKET PORTFOLIO
                                 BOND PORTFOLIO
                                GLOBAL PORTFOLIO

                 SUPPLEMENT DATED JANUARY 2, 1996 TO PROSPECTUS
                 DATED MAY 1, 1995 AS SUPPLEMENTED JULY 26, 1995

     The first three sentences of the second paragraph on page 14 under the heading "Management of the Fund The Sub-Adviser" are deleted. The following sentence replaces the fourth sentence to the second paragraph on page 14 under the same heading as above:

     Scott W. Schoelzel serves as the portfolio manager for the Growth
Portfolio.

WRL00089a

                                   PROSPECTUS

                             WRL SERIES FUND, INC.
                                GROWTH PORTFOLIO
                             MONEY MARKET PORTFOLIO
                                 BOND PORTFOLIO
                                GLOBAL PORTFOLIO                             1
                              201 Highland Avenue
[WRL LOGO]                    Largo, Florida 34640
                           Telephone: (800) 851-9777              [JANUS SYMBOL]
                                 (813) 585-6565

     WRL Series Fund, Inc. (the 'Fund') is a diversified, open-end management investment company consisting of separate series or investment portfolios. This Prospectus pertains only to the Growth Portfolio, Bond Portfolio, Money Market Portfolio and Global Portfolio of the Fund (collectively, 'Portfolios').

     The investment objective of the Growth Portfolio is growth of capital. The investment objective of the Money Market Portfolio is to obtain maximum current income consistent with preservation of principal and maintenance of liquidity. The investment objective of the Bond Portfolio is to seek the highest possible current income within the confines of the primary goal of insuring the protection of capital by investing in debt securities issued by the U.S. Government and its agencies and in medium to high-quality corporate debt securities. The investment objective of the Global Portfolio is to seek long-term growth of capital in a manner consistent with preservation of capital, primarily through investments in common stocks of foreign and domestic issuers. The Global Portfolio's investment in foreign securities involves special risks that should be considered carefully before investing. There can be, of course, no assurance that the Portfolios will achieve their objectives.

     Shares of the Fund are sold only to insurance company separate accounts (the 'Separate Accounts') of Western Reserve Life Assurance Co. of Ohio ('WRL'), PFL Life Insurance Company ('PFL'), and AUSA Life Insurance Company Inc. ('AUSA') (WRL, PFL, and AUSA together, the 'Life Companies') to fund the benefits under certain individual variable life insurance policies (the 'Policies') and individual and group variable annuity contracts (the 'Annuity Contracts'). The Life Companies are affiliates. The Separate Accounts, which may or may not be registered with the Securities and Exchange Commission, invest in shares of one or more of the portfolios in accordance with the allocation instructions received from holders of the Policies and the Annuity Contracts (collectively, the 'Policyholders'). Such allocation rights are further described in the prospectuses and/or the Policies and the Annuity Contracts.

     WRL and Janus Capital Corporation serve as the investment adviser ('Investment Adviser') and the sub-adviser ('Sub-Adviser') respectively, to the Portfolios (collectively, 'Advisers'). See 'The Investment Adviser' and 'The Sub-Adviser.'

     This Prospectus sets forth concisely the information about the Portfolios that prospective investors ought to know before investing. Investors should read this Prospectus and retain it for future reference.

     Additional information about the Fund, the Portfolios and other portfolios of the Fund has been filed with the Securities and Exchange Commission and is available upon request without charge by calling or writing the Fund. The Statement of Additional Information pertaining to the Portfolios bears the same date as this Prospectus and is incorporated by reference into this Prospectus in its entirety.

     AN INVESTMENT IN THE MONEY MARKET PORTFOLIO IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE CAN BE NO ASSURANCE THAT THE PORTFOLIO WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

     SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, A BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY AND INVOLVES INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          Prospectus Dated May 1, 1995

1 The Janus symbol is a service mark of Janus Capital Corporation.

                             WRL SERIES FUND, INC.

                                GROWTH PORTFOLIO
                             MONEY MARKET PORTFOLIO
                                 BOND PORTFOLIO
                                GLOBAL PORTFOLIO

                              201 Highland Avenue
                              Largo, Florida 34640
                            Telephone (813) 585-6565
                                 (800) 851-9777

FINANCIAL HIGHLIGHTS.......................................................    1
THE GROWTH PORTFOLIO, MONEY MARKET PORTFOLIO,
BOND PORTFOLIO AND GLOBAL PORTFOLIO AND THE FUND...........................    5
MANAGEMENT OF THE FUND.....................................................   13
DIVIDENDS AND DISTRIBUTIONS................................................   14
TAXES......................................................................   15
PURCHASE AND REDEMPTION OF SHARES..........................................   15
VALUATION OF SHARES........................................................   16
THE FUND AND ITS SHARES....................................................   16
PERFORMANCE INFORMATION....................................................   17
GENERAL INFORMATION........................................................   18

                              FINANCIAL HIGHLIGHTS

     The information contained in the tables below for a share of capital stock outstanding of the Growth, Money Market and Bond Portfolios, respectively, for the years ended December 31, 1994, 1993, 1992, 1991, 1990, 1989, 1988 and 1987
and for the period October 2, 1986 through December 31, 1986 is based on each Portfolio's audited financial statements incorporated by reference in the Statement of Additional Information. The per share data and ratios for the period October 2, 1986, through December 31, 1986 are not annualized amounts or percentages. The Fund's Annual Report contains additional performance information for each Portfolio. A copy of the Annual Report may be obtained without charge upon request.

                                GROWTH PORTFOLIO

                                                       Year Ended December 31,                                 Period from
                          ----------------------------------------------------------------------------------   10/2/86 to
                            1994       1993       1992       1991       1990      1989      1988      1987      12/31/86
                          --------   --------   --------   --------   --------   -------   -------   -------   -----------
Net Asset Value,
  Beginning of Period.... $  26.25   $  25.83   $  26.26   $  17.48   $  17.85   $ 12.97   $ 11.14   $ 10.14   $   10.00
  Income From Investment
    Operations
    Net Investment
      Income.............      .22        .28        .36        .27        .30       .19       .31       .21         .00
    Net Gains or Losses
      on Securities
      (both realized and
      unrealized)........    (2.41)       .79        .52      10.75       (.33)     6.29      1.83      1.00         .14
                          --------   --------   --------   --------   --------   -------   -------   -------   -----------
      Total From
        Investment
        Operations.......    (2.19)      1.07        .88      11.02       (.03)     6.48      2.14      1.21         .14
                          --------   --------   --------   --------   --------   -------   -------   -------   -----------
  Less Distributions
    Dividends (from
      net investment
      income)............     (.22)      (.28)      (.36)      (.27)      (.30)     (.19)     (.31)     (.21)        .00
    Distributions (from
      capital gains).....      .00       (.37)      (.95)     (1.97)      (.04)    (1.41)      .00       .00         .00
                          --------   --------   --------   --------   --------   -------   -------   -------   -----------
    Distributions in
      excess of capital
      gains..............     (.03)       .00        .00        .00        .00       .00       .00       .00         .00
                          --------   --------   --------   --------   --------   -------   -------   -------   -----------
      Total
        Distributions....     (.25)      (.65)     (1.31)     (2.24)      (.34)    (1.60)     (.31)     (.21)        .00
                          --------   --------   --------   --------   --------   -------   -------   -------   -----------
Net Asset Value,
  End of Period.......... $  23.81   $  26.25   $  25.83   $  26.26   $  17.48   $ 17.85   $ 12.97   $ 11.14   $   10.14
                          --------   --------   --------   --------   --------   -------   -------   -------   -----------
                          --------   --------   --------   --------   --------   -------   -------   -------   -----------
Total Return*............   (8.31%)     3.97%      2.35%     59.79%      (.22%)   47.04%    18.62%    10.90%       5.84%
Ratios/Supplemental Data
Net Assets,
  End of Period
  (000 omitted).......... $814,383   $934,810   $711,422   $393,511   $129,057   $74,680   $28,497   $15,815   $     716
Ratio of Expenses to
  Average Net Assets**        .84%       .87%       .86%       .90%      1.00%     1.00%     1.00%     1.00%        .19%
Ratio of Net Income to
  Average Net Assets.....     .88%      1.07%      1.44%      1.21%      2.06%     1.18%     2.50%     1.84%        .03%
Portfolio Turnover
  Rate...................  107.33%     77.91%     77.70%      7.27%    157.07%   123.80%    76.27%   222.13%       8.55%

* The total return shown for 1986 is for the three month period ended December 31, 1986 and is not annualized. The total return of the Portfolio reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Policy or Annuity Contract.
** Ratio is not annualized and is net of advisory fee waiver for the periods ended December 31, 1986, 1987, 1988 and 1989 for which periods the annualized ratio of expenses to average net assets would have been 6.76%, 1.90%, 1.49% and 1.13%, respectively, absent the advisory fee waiver by Western Reserve Life.

                            MONEY MARKET PORTFOLIO*

                                                           Year Ended December 31,                            Period from
                                  -------------------------------------------------------------------------   10/2/86 to
                                   1994      1993      1992      1991      1990      1989     1988    1987     12/31/86
                                  -------   -------   -------   -------   -------   ------   ------   -----   -----------
Net Asset Value,
  Beginning of Period...........  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $ 1.00   $ 1.00   $1.00   $   1.00
  Income From Investment
    Operations
    Net Investment Income.......      .04       .02       .03       .05       .07      .07      .05     .04        .01
    Net Gains or Losses on
      Securities (both realized
        and unrealized).........      .00       .00       .00       .00       .00      .00      .00     .00        .00
                                  -------   -------   -------   -------   -------   ------   ------   -----   -----------
      Total From Investment
        Operations..............      .04       .02       .03       .05       .07      .07      .05     .04        .01
                                  -------   -------   -------   -------   -------   ------   ------   -----   -----------
  Less Distributions
    Dividends (from net
      investment income)........     (.04)     (.02)     (.03)     (.05)     (.07)    (.07)    (.05)   (.04)      (.01)
    Distributions (from
      capital gains)............      .00       .00       .00       .00       .00      .00      .00     .00        .00
                                  -------   -------   -------   -------   -------   ------   ------   -----   -----------
      Total Distributions.......     (.04)     (.02)     (.03)     (.05)     (.07)    (.07)    (.05)   (.04)      (.01)
                                  -------   -------   -------   -------   -------   ------   ------   -----   -----------
Net Asset Value, End of
      Period....................  $  1.00   $  1.00   $  1.00   $  1.00   $  1.00   $ 1.00   $ 1.00   $1.00   $   1.00
                                  -------   -------   -------   -------   -------   ------   ------   -----   -----------
                                  -------   -------   -------   -------   -------   ------   ------   -----   -----------
Total Return**..................    3.44%     2.45%     3.03%     5.25%     7.09%    8.09%    5.77%   4.56%      1.14%
Ratios/Supplemental Data
Net Assets, End of Period
  (000 omitted).................  $93,081   $45,782   $45,600   $33,695   $24,931   $6,233   $5,114   $ 582   $    101
Ratio of Expenses to Average
  Net Assets***.................     .60%      .66%      .70%      .70%      .66%     .70%     .70%    .89%       .12%
Ratio of Net Income to Average
  Net Assets....................    3.59%     2.41%     2.99%     5.07%     7.09%    7.82%    6.26%   4.83%      1.14%
Portfolio Turnover Rate.........      N/A       N/A       N/A       N/A       N/A      N/A      N/A     N/A        N/A

* Formerly the Government Money Market Portfolio. Pursuant to shareholder vote, the name and investment objective of the Portfolio was changed effective May 1, 1988.
** The total return shown for 1986 is for the three month period ended December 31, 1986 and is not annualized. The total return of the Portfolio reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Policy or Annuity Contract.
*** Ratio is not annualized and is net of advisory fee waiver for the periods ended December 31, 1986, 1987, 1988 and 1989, for which periods the annualized ratio of expenses to average net assets would have been 6.33%, 1.63%, 1.16% and 0.84%, respectively, absent the advisory fee waiver by Western Reserve Life.

                                 BOND PORTFOLIO

                                                         Year Ended December 31,                             Period from
                               ---------------------------------------------------------------------------   10/2/86 to
                                1994      1993      1992      1991      1990      1989     1988     1987      12/31/86
                               -------   -------   -------   -------   -------   ------   ------   -------   -----------
Net Asset Value,
  Beginning of Period......... $ 11.24   $ 11.18   $ 11.18   $  9.91   $ 10.07   $ 9.29   $ 9.22   $ 10.28   $   10.00
  Income From Investment
    Operations
    Net Investment Income.....     .63       .72       .75       .86       .79      .75      .90       .25         .13
    Net Gains or Losses on
      Securities (both
        realized and
      unrealized).............   (1.44)      .95       .32      1.30      (.16)     .78      .07      (.89)        .15
                               -------   -------   -------   -------   -------   ------   ------   -------   -----------
      Total From Investment
        Operations............    (.81)     1.67      1.07      2.16       .63     1.53      .97      (.64)        .28
                               -------   -------   -------   -------   -------   ------   ------   -------   -----------
  Less Distributions
    Dividends (from net
      investment income)......    (.63)     (.72)     (.75)     (.86)     (.79)    (.75)    (.90)     (.38)        .00
    Distributions (from
      capital gains)..........     .00      (.89)     (.32)     (.03)      .00      .00      .00      (.04)        .00
                               -------   -------   -------   -------   -------   ------   ------   -------   -----------
      Total Distributions.....    (.63)    (1.61)    (1.07)     (.89)     (.79)    (.75)    (.90)     (.42)        .00
                               -------   -------   -------   -------   -------   ------   ------   -------   -----------
Net Asset Value,
  End of Period............... $  9.80   $ 11.24   $ 11.18   $ 11.18   $  9.91   $10.07   $ 9.29   $  9.22   $   10.28
                               -------   -------   -------   -------   -------   ------   ------   -------   -----------
                               -------   -------   -------   -------   -------   ------   ------   -------   -----------
Total Return*.................  (6.94%)   13.38%     6.79%    18.85%     6.21%   14.65%    7.73%    (5.66%)     11.49%
Ratios/Supplemental Data
Net Assets, End of Period
  (000 omitted)............... $71,064   $90,715   $56,820   $22,291   $10,143   $7,025   $3,372   $ 1,400   $     127
Ratio of Expenses to Average
  Net Assets**................    .59%      .64%      .70%      .70%      .69%     .70%     .70%      .86%        .12%
Ratio of Net Income to Average
  Net Assets..................   5.94%     5.94%     6.49%     8.02%     8.82%    8.60%    8.96%     7.17%       1.51%
Portfolio Turnover Rate....... 131.73%   149.02%    80.73%    33.47%    18.09%   23.62%   21.54%   134.76%     123.68%

* The total return shown for 1986 is for the three month period ended December 31, 1986 and is not annualized. The total return of the Portfolio reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Policy or Annuity Contract.
** Ratio is not annualized and is net of advisory fee waiver for the periods ended December 31, 1986, 1987, 1988, 1989 and 1991, for which periods the annualized ratio of expenses to average net assets would have been 6.37%, 2.12%, 1.07%, 0.82% and 0.82%, respectively, absent the advisory fee waiver by Western Reserve Life.

                                GLOBAL PORTFOLIO

     The information contained in the table below for a share of capital stock outstanding of the Global Portfolio for the years ended December 31, 1994 and 1993, and for the period December 3, 1992 (commencement of operations) through December 31, 1992, is based on the Portfolio's audited financial statements incorporated by reference in the Statement of Additional Information. The Fund's Annual Report contains additional performance information for this Portfolio. A copy of the Annual Report may be obtained without charge upon request.

                                                                                Year Ended
                                                                               December 31,        Period from
                                                                            -------------------    12/3/92 to
                                                                              1994       1993       12/31/92
                                                                            --------    -------    -----------
Net Asset Value, Beginning of Period......................................  $  13.62    $ 10.16    $   10.00
  Income From Investment Operations
     Net Investment Income (Loss).........................................       .10        .04         (.02)
     Net Gains or Losses on Securities
       (both realized and unrealized).....................................       .10       3.72          .18
                                                                            --------    -------    -----------
       Total From Investment Operations...................................       .20       3.76          .16
                                                                            --------    -------    -----------
  Less Distributions
     Dividends (from net investment income)...............................      (.10)      (.04)         .00
     Dividends in excess of net investment income.........................      (.01)       .00          .00
     Distributions (from capital gains)...................................      (.56)      (.26)         .00
     Distributions in excess of capital gains.............................      (.03)       .00          .00
                                                                            --------    -------    -----------
       Total Distributions................................................      (.70)      (.30)         .00
                                                                            --------    -------    -----------
Net Asset Value, End of Period............................................  $  13.12    $ 13.62    $   10.16
                                                                            --------    -------    -----------
                                                                            --------    -------    -----------
Total Return*.............................................................      .25%     35.05%        1.62%
Ratios/Supplemental Data
Net Assets, End of Period (000 omitted)...................................  $261,778    $99,094    $     508
Ratio of Expenses to Average Net Assets**.................................     1.01%      1.09%        2.48%
Ratio of Net Income to Average Net Assets.................................      .73%       .30%       (2.23%)
Portfolio Turnover Rate...................................................   192.06%     79.93%         .00%

* The total return shown for 1992 is for the period from December 3, 1992 through December 31, 1992 and is not annualized. The total return of the Portfolio reflects the advisory fee and all other Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges against the corresponding sub-accounts or the charges and deductions under the applicable Policy or Annuity Contract.
** Ratio is annualized for the period ended December 31, 1992.

                 THE GROWTH PORTFOLIO, MONEY MARKET PORTFOLIO,
                BOND PORTFOLIO AND GLOBAL PORTFOLIO AND THE FUND

     The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the '1940 Act'). The Growth Portfolio, Money Market Portfolio, Bond Portfolio and Global Portfolio are series of the Fund. The Fund consists of several series, or separate investment portfolios, which offer shares for investment by the Separate Accounts. This Prospectus describes only the Growth, Money Market, Bond and Global Portfolios.

     A particular portfolio of the Fund may not be available under the Policy or Annuity Contract you have chosen or may not be available in your state due to certain state insurance law considerations. The prospectus or plan document for the particular Policy or Annuity Contract you have chosen will indicate the portfolios which are generally available under the applicable Policy or Annuity Contract and should be read in conjunction with this Prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

     The Portfolios' investment objectives and, unless otherwise noted, their investment policies and techniques, may be changed by the Board of Directors of the Fund without shareholder or Policyholder approval. A change in the investment objectives or policies of a Portfolio may result in that Portfolio having an investment objective or policies different from that which a Policyholder deemed appropriate at the time of investment.

GROWTH PORTFOLIO

     The investment objective of the Growth Portfolio is growth of capital.

     The Growth Portfolio will invest substantially all of its assets in common stocks when the portfolio manager believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected in industries and companies that the portfolio manager believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Sub-Adviser's analysis and selection process focuses on stocks issued by companies with earnings growth potential. In particular, the Growth Portfolio intends to buy stocks with earnings growth potential that may not be recognized by the market. Securities are selected solely for their growth potential; investment income is not a consideration.

     The Growth Portfolio may invest up to 25% of its assets in foreign securities, as described below and in the Statement of Additional Information. (See 'Foreign Investments and Special Risks', page 10.)

     Although the Portfolio's assets will be invested primarily in common stocks at most times, the Portfolio may increase its cash position when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in government securities, high grade commercial paper, corporate bonds and debentures, warrants, preferred stocks or certificates of deposit of commercial banks or other debt securities when the Sub-Adviser perceives an opportunity for capital growth from such securities, or so that the Portfolio may receive a return on its uninvested cash. See the Statement of Additional Information for further descriptions of such securities. In the latter case, investment income may increase and may constitute a larger portion of the return on the Portfolio's investments than if the Portfolio were fully invested in common stocks. The Portfolio may invest up to 25% of its assets in securities of issuers in a single industry. The Growth Portfolio does not currently hold or intend to invest more than 5% of its assets in non-investment grade securities. See the Statement of Additional Information for further information concerning such securities and bond ratings.

     The Growth Portfolio may also invest in repurchase agreements and reverse repurchase agreements. See 'Certain Portfolio Policies and Techniques - Repurchase and Reverse Repurchase Agreements', page 8.

MONEY MARKET PORTFOLIO

     The objective of the Money Market Portfolio is to obtain maximum current income consistent with preservation of principal and maintenance of liquidity.

     The Portfolio intends to achieve its objective by investing only in money market instruments and other short-term securities and repurchase agreements secured by such permitted investments. The Money Market Portfolio does not currently intend to invest in foreign securities. All securities purchased by the Portfolio mature within one year (397 days for 'when-issued securities') from the date of purchase, although repurchase agreements may be collateralized by securities maturing in more than one year. (See Appendix A of the Statement of Additional Information for a more detailed description of certain of these instruments.) Such instruments may include the following:

1. Direct obligations issued by the U.S. Treasury including Treasury bills, notes and bonds, which may differ from each other only in interest rates, maturities and dates of issuance. These issues, plus some Federal agency obligations, are guaranteed by the full faith and credit of the U.S. Government. Other Federal agency obligations only have the guarantee of the agency. Although obligations of agencies and instrumentalities are not direct obligations of the U.S. Treasury, payment of the interest and principal on such obligations is generally backed directly or indirectly by the U.S. Government. This support can range from the backing of the full faith and credit of the United States, to U.S. Treasury guarantees, or to the backing solely of the issuing agency or instrumentality itself.

2. Bank obligations including time deposits, certificates of deposit, bankers' acceptances and other bank obligations if they are obligations of banks having total assets in excess of $1 billion that are subject to regulation by the U.S. Government, including U.S. subsidiaries of foreign banks. In this Prospectus, a 'bank' includes commercial banks, savings banks and savings and loan associations.

3. Commercial paper, including variable amount master demand notes (see Appendix A of the Statement of Additional Information) of U.S. corporations, rated, or whose issuer is rated with respect to comparable securities, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ('NRSROs') (or by one NRSRO if it is the only NRSRO rating that security) or, if not rated, of a comparable quality as determined by the Board of Directors of the Fund. The Board of Directors of the Fund must approve or ratify the acquisition of any unrated security or a security rated by only one NRSRO. See Appendix B of the Statement of Additional Information for a description of certain of these ratings.

4. Repurchase and reverse repurchase agreements. (See 'Certain Portfolio Policies and Techniques - Repurchase and Reverse Repurchase Agreements', page 8.)

     The Money Market Portfolio operates under a rule of the Securities and Exchange Commission ('SEC') which permits it, subject to certain conditions, to use the amortized cost method of valuing its shares. See 'Purchase and Redemption of Shares - Money Market Portfolio Net Asset Valuation' in the Statement of Additional Information for a description of the conditions.

BOND PORTFOLIO

     The investment objective of the Bond Portfolio is to seek the highest possible current income within the confines of the primary goal of insuring the protection of capital by investing at least 65%, and generally a higher percentage of its assets in debt securities issued by the U.S. Government and its agencies and in medium to high-quality corporate debt securities.

     Generally, the Portfolio invests in corporate debt securities having a rating within the three highest grades as determined by Moody's Investors Service, Inc. ('Moody's') (Aaa or Aa or A) or Standard & Poor's Corporation ('S&P') (AAA or AA or A). The Portfolio may, however, invest in debt securities within the fourth highest grade as determined by Moody's (Baa) or S&P (BBB), if the Sub-Adviser determines such investments meet the Portfolio's investment objective and the debt securities' ratings are supported by an internal credit review that the Sub-Adviser will conduct in each such instance.

Bonds rated Baa by Moody's or BBB by S&P are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security for such bonds appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics. The Portfolio may invest up to 25% of its assets in securities of issuers in a single industry. The Portfolio does not currently hold or intend to invest more than 5% of its assets in non-investment grade securities. See the Statement of Additional Information for further information concerning such securities and bond ratings.

     An increase in interest rates tends to reduce the market value of fixed income investments, and a decline in interest rates tends to increase their value. The Bond Portfolio's performance is, accordingly, quite sensitive to market interest rate fluctuations. In order to take advantage of differences in securities prices and yields, or of fluctuations in interest rates, consistent with its investment objective, the Portfolio may trade for short-term profits. The Portfolio may also invest in repurchase agreements and reverse repurchase agreements. (See 'Certain Portfolio Policies and Techniques - Repurchase and Reverse Repurchase Agreements' and 'Fixed-Income Investing', pages 8 and 9, respectively.)

     The Portfolio may invest up to 25% of its assets in foreign securities, as described in the Statement of Additional Information. (See 'Foreign Investments and Special Risks', page 10.)

GLOBAL PORTFOLIO

     The investment objective of the Global Portfolio is long-term growth of capital in a manner consistent with preservation of capital, primarily through investments in common stocks of foreign and domestic issuers. The Portfolio seeks to invest in companies and other organizations on a worldwide basis, regardless of country of organization or place of principal business activity, as well as domestic and foreign governments, government agencies and other governmental entities. Realization of income is not a significant investment consideration and any income realized on the Portfolio's investments will, therefore, be incidental to the Portfolio's objective.

     The Portfolio's assets will normally be invested in securities of issuers from at least five different countries, including the United States, although the Portfolio may at times, on a temporary basis as determined by the Sub-Adviser, invest all its assets in fewer than five or even a single country. When recommending allocations of the Portfolio's investments among geographic regions and individual countries, and among assets denominated in U.S. and foreign currencies, the Sub-Adviser considers various factors, such as prospects for relative economic growth among countries, regions or geographic areas; expected levels of inflation; government policies influencing business conditions; and the outlook for currency relationships.

     Although it is the policy of the Portfolio to purchase and hold securities for long-term capital growth in a manner consistent with preservation of capital, changes in the Portfolio will generally be made whenever the Sub-Adviser believes they are advisable, typically either as a result of securities having reached a price objective or by reason of developments not foreseen at the time of the investment decision. Since investment changes ordinarily will be made without reference to the length of time a security has been held, a significant number of short-term transactions may result. The rate of portfolio turnover will not be a limiting factor when changes are deemed to be appropriate. However, certain tax rules may restrict the Portfolio's ability to sell securities in some circumstances when the security has been held for an insufficient length of time. Increased portfolio turnover necessarily results in correspondingly higher brokerage costs for the Portfolio which are ultimately borne by the shareholders and Policyholders.

     The Sub-Adviser seeks to reduce the risks associated with these considerations through diversification and active professional management. The Portfolio is designed for long-term investors who can accept worldwide investment risk. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased.

     The Portfolio seeks to invest substantially all of its assets in common stocks when the portfolio manager believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected from industries and companies that the portfolio manager believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate.

     Although the assets of the Portfolio are ordinarily invested in common stocks at most times, the Portfolio may increase its cash position when the Sub-Adviser is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in government securities, corporate bonds and debentures, high-grade commercial paper, preferred stocks, certificates of deposits or other securities of U.S. issuers when the Sub-Adviser perceives an opportunity for capital growth from such securities, or so that the Portfolio may receive a competitive return on its uninvested cash. The Portfolio's investments in debt securities will be made in securities of U.S. and foreign companies, the U.S. Government, foreign governments, and U.S. and foreign governmental agencies and instrumentalities and other governmental entities. The Portfolio may invest up to 25% of its assets in securities of issuers in a single industry. The Portfolio does not presently intend to invest more than 5% of its assets in debt securities rated less than investment grade. When the Portfolio invests in such securities, investment income may increase and may constitute a larger portion of the return on the Portfolio's investments, and the Portfolio may not participate in market advances or declines to the extent that it would if it were fully invested. Although the Portfolio may engage in repurchase agreements, it does not presently intend to do so.

CERTAIN PORTFOLIO POLICIES AND TECHNIQUES

     FUTURES CONTRACTS, RELATED OPTIONS AND OTHER DERIVATIVE INSTRUMENTS. Subject to certain limitations, each Portfolio, except the Money Market Portfolio, may engage in hedging strategies involving futures contracts and related options, forward currency contracts, and interest rate swaps, caps and floors. A put option gives the holder the right, upon payment of a premium, to deliver a specified amount of a security to the writer of the option on or before a fixed date at a predetermined price. A call option gives the holder the right, upon payment of a premium, to call upon the writer to deliver a specified amount of a security on or before a fixed date at a predetermined price. A Portfolio may engage in hedging strategies to attempt to reduce the overall level of investment risk that normally would be expected to be associated with the Portfolio's securities, and to attempt to protect the Portfolio against market movements that might adversely affect the value of the Portfolio's securities or the price of securities that the Portfolio is considering purchasing. There can be no assurance, however, that the use of these instruments by a Portfolio will assist it in achieving its investment objective. Generally, the use of hedging strategies involves investment risks and transaction costs to which the Portfolio would not be subject absent the use of these strategies. If the Sub-Adviser engages in a hedging transaction intended to protect a Portfolio against potential adverse movements in the securities, foreign currency or interest rate markets using these instruments, and such markets do not move in a direction adverse to the Portfolio, the Portfolio could be left in a less favorable position than if such hedging strategy had not been used. The use of hedging strategies involves special risks, which include: 1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; 2) imperfect correlation between the price of the hedging instruments and movements in the prices of the securities or currencies underlying the hedging transaction; 3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; 4) the possible absence of a liquid secondary market for any particular instrument at any time; and 5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The loss from investing in futures is potentially unlimited. Further information on these instruments, hedging strategies and risk considerations relating to them is set forth in the Statement of Additional Information.

     REPURCHASE AND REVERSE REPURCHASE AGREEMENTS. A Portfolio may invest in repurchase and reverse repurchase agreements. A repurchase agreement involves the purchase of a security by a Portfolio and a simultaneous agreement (generally by a bank or dealer) to repurchase that security back from the Portfolio at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. The repurchase agreement is effectively secured by the value of the underlying security. A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements not terminable within seven days are considered illiquid securities and are subject to the limit stated below.

     When a Portfolio invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes. Reverse repurchase agreements may expose a Portfolio to greater fluctuations in the value of its assets.

     ILLIQUID SECURITIES. A Portfolio may invest up to 15% (10% for the Money Market Portfolio) of its net assets in securities that are considered illiquid because of the absence of a readily available market or due to legal or contractual restrictions on resale. However, certain restricted securities that are not registered for sale to the general public but that can be resold to institutional investors ('Rule 144A Securities') may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of a Portfolio's investments could be impaired if such trading does not further develop or declines. The Sub-Adviser will determine the liquidity of Rule 144A Securities under guidelines approved by the Board of Directors of the Fund.

     WHEN-ISSUED SECURITIES. A Portfolio may purchase new issues of U.S. Government securities on a 'when-issued' basis. However, a Portfolio does not intend to invest more than 20% of its assets in when-issued securities. Because actual payment for and delivery of when-issued securities generally take place 15 to 45 days after the purchase date, a Portfolio that purchases when-issued securities bears the risk that interest rates and the security's value at the time of delivery may have changed prior to delivery of the when-issued security.

     FIXED-INCOME INVESTING. The performance of the Bond Portfolio and the Money Market Portfolio, and the debt component of other Portfolios, depends primarily on interest rate changes, the average weighted maturity of that Portfolio and the quality of securities held. The debt components of a Portfolio will tend to decrease in value when interest rates rise and increase when interest rates fall. The Portfolio may vary the average maturities of its portfolio of debt securities based on the portfolio manager's analysis of interest rate trends and other factors. Generally, shorter term securities are less sensitive to interest rate changes, but longer term securities offer higher yields. The Portfolio's share price and yield will also depend, in part, on the quality of its investment in debt securities. For example, while U.S. Government securities generally are of high quality, government securities that are not backed by the full faith and credit of the United States and other debt securities, including those of foreign governments, may be affected by changes in the creditworthiness of the issuer of the security. The extent that such changes are reflected in a Portfolio's share price will depend upon the extent of the Portfolio's investment in such securities.

     ZERO COUPON, PAY-IN-KIND AND STEP COUPON SECURITIES. The Growth and Bond Portfolios may invest in zero coupon bonds or 'strips.' However, the Growth Portfolio does not presently intend to do so, and the Bond Portfolio does not intend to invest more than 10% of its assets in zero coupon bonds or 'strips'. Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discount (representing interest accrued but not paid) are paid at maturity. 'Strips' are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The market value of 'strips' and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The Portfolios may also invest in pay-in-kind and step coupon securities. For a description of these securities, see 'Zero Coupon, Pay-In-Kind and Step Coupon Securities' in the Statement of Additional Information.

     SPECIAL SITUATIONS (ALL PORTFOLIOS EXCEPT THE MONEY MARKET PORTFOLIO). The Portfolios may invest in 'special situations' from time to time. A special situation arises when, in the opinion of the portfolio manager, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a management change, a technological breakthrough, or other extraordinary corporate event, or differences in market supply of and demand for the security. Investment in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention. The impact of this strategy on a Portfolio will depend on a Portfolio's size and the extent of the holdings of the special situation issuer relative to its total assets.

     LENDING AND BORROWING. Each Portfolio may lend its portfolio securities to qualified institutional buyers for the purpose of realizing additional income. Such loans must be continuously secured by liquid assets at least equal to the market value of the securities loaned and may not together with any other outstanding loans exceed 25% of a Portfolio's total assets. Securities lending may involve some credit risk to a Portfolio if the borrower defaults and the Portfolio is delayed or prevented from recovering the collateral or is otherwise required to cover a transaction in the security loaned. The Portfolios do not presently intend to lend securities or make any other loans valued at more than 5% of their respective total assets. To secure borrowings, a Portfolio may not mortgage or pledge its securities in amounts that exceed 15% of its net assets, at the time the loan or borrowing is made. If portfolio securities are loaned, collateral values will be continuously maintained at no less than 100% by marking-to-market daily. If a material event is to be voted upon affecting a Portfolio's investment in securities which are on loan, the Portfolio will take such action as may be appropriate in order to vote its shares.

     Each Portfolio may borrow money from or lend money to other funds that permit such transactions and are also advised by the Sub-Adviser and if the Portfolio seeks and obtains permission to do so from the SEC. There is no assurance that such permission would be granted. The Portfolios may also borrow money from banks. Any such loans or borrowings are expected to be short-term in nature and used for temporary or emergency purposes, such as to provide cash for redemptions, and will not exceed 25% of a Portfolio's net assets at the time the loan or borrowing is made.

     FOREIGN INVESTMENTS AND SPECIAL RISKS. This discussion applies only to the Growth, Bond and Global Portfolios because the Money Market Portfolio's current investment policies do not permit investment in foreign securities. The Growth and Bond Portfolios may each invest up to 25% of net assets at the time of purchase in the securities of foreign issuers and obligors.

     Investments may be made in both domestic and foreign companies. In selecting investments in foreign securities for the Portfolios, the Sub-Adviser considers a variety of factors which may include the political and economic conditions in a country, the prospect for changes in the value of its currency and the liquidity of the investment in that country's securities markets. If appropriate and available, the Sub-Adviser may purchase foreign securities through dollar-denominated American Depositary Receipts ('ADRs'), European Depositary Receipts ('EDRs'), Global Depositary Receipts ('GDRs') and other types of receipts or shares evidencing ownership of the underlying foreign securities. While ADRs are dollar-denominated receipts that are issued by domestic banks and traded in the United States, EDRs are typically issued by European banks, and GDRs may be issued by either domestic or foreign banks. In addition, the Portfolios may invest indirectly in foreign securities through foreign investment funds or trusts (including passive foreign investment companies).

     Investing in foreign securities involves opportunities and risks that differ from those involved with investing solely in U.S. markets. The Sub-Adviser believes that there is substantial opportunity from a professionally managed portfolio of securities selected from the U.S. and foreign markets. This investment framework seeks to take advantage of the investment opportunities created by the global economy. Accordingly, an investor may benefit from worldwide access to investment opportunities, without being constrained by the location of a company's headquarters or the trading market for its shares.

     At the same time, these opportunities involve considerations and risks that may not be encountered in U.S. investments. For example, changes in currency exchange rates and exchange rate controls may affect the value of foreign securities and the value of their dividend or interest payments, and therefore a Portfolio's share prices and returns. Foreign companies generally are subject to tax laws and accounting, auditing, and financial reporting standards, practices and requirements that differ from those applicable to U.S. companies. There is generally less publicly available information about foreign companies and less securities and other governmental regulation and supervision of foreign companies, stock exchanges and securities brokers and dealers. A Portfolio may encounter difficulties in enforcing obligations in foreign countries and negotiating favorable brokerage commission rates. Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Security trading practices abroad may offer less protection to investors such as the Portfolios than the practices of domestic securities trading. Custody charges are generally higher for foreign securities than for domestic securities.

     The considerations noted above may be intensified in the case of investments in developing countries or countries with limited or developing capital markets. In particular, developing countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in developing countries may have limited marketability and may be subject to more abrupt or erratic price fluctuations.

     At times, securities held by a Portfolio may be listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturday) when a Portfolio does not compute its price or accept orders for the purchase, redemption or exchange of its shares. As a result, the net asset value of a Portfolio may be significantly affected by trading on days when shareholders cannot make transactions.

     In addition, with respect to some foreign countries, there is the possibility of expropriation or confiscatory taxation; limitations on the removal of securities, property or other assets of the Portfolios; political or social instability or war; or diplomatic developments which could affect U.S. investments in those countries. These latter considerations generally are more of a concern in developing countries. Developing countries may also have economies that are based on only a few industries. Although investments in companies domiciled in developing countries may be subject to potentially greater risk than investments in developed countries, the Portfolios will not invest in any securities of issuers located in developing countries if the Sub-Adviser determines these securities to be speculative.

     To the extent a Portfolio invests in international foreign securities markets, changes in the Portfolio's share price, particularly with respect to the Global Portfolio, may have a reduced correlation with movements in the U.S. markets. A Portfolio's share price reflects the movements of both the prices of securities in which the Portfolio is invested and the currencies in which the investments are denominated. Because the foreign securities in which a Portfolio may invest include those that are denominated in foreign currencies, or that otherwise have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be, to that extent, an important factor in the performance of a Portfolio. In an effort to manage exchange rate risks, a Portfolio may enter into foreign currency exchange contracts (agreements to exchange one currency for another at a future date). A Portfolio may exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business, and may purchase and sell currencies through currency exchange contracts in order to fix a price for securities they have agreed to buy or sell. The Sub-Adviser may also seek to hedge some or all of a Portfolio's investments denominated in foreign currency against a decline in the value of that currency relative to U.S. dollars, by entering into contracts to exchange that currency for U.S. dollars (not exceeding the value of the Portfolio's assets denominated in that currency), or by participating in options or futures contracts with respect to such currency. This type of hedge may minimize the effect of currency appreciation as well as depreciation, but does not protect against a decline in the security's value relative to other securities denominated in that currency.

     A Portfolio may also enter into foreign currency exchange contracts to shift exposure to currency exchange rate changes from one foreign currency to another. This technique is known as cross-hedging. For example, if the Sub-Adviser believed that a particular currency may decline relative to the U.S. dollar, a Portfolio could enter into a contract to sell that currency (up to the value of the Portfolio's assets denominated in that currency) in exchange for another currency that the Sub-Adviser expects to remain stable or to appreciate relative to the U.S. dollar. As a non-fundamental operating policy, a Portfolio will not enter into currency exchange contracts if, as a result, more than 10% of its assets would be committed to the consummation of cross-hedge contracts, and will instruct its custodian bank to set aside high-grade, liquid assets to cover the Portfolio's purchase obligations under this type of contract.

     Generally, the use of hedging strategies involves investment risks and transaction costs to which a Portfolio would not be subject absent the use of these strategies. If the Sub-Adviser engages in a hedging transaction intended to protect a Portfolio against potential adverse movements in the securities, foreign currency or interest rate markets using these hedging instruments, and such markets do not move in a direction adverse to the Portfolio, the Portfolio could be left in a less favorable position than if such hedging strategy had not been used. The use of hedging strategies involves special risks, which include:
1) the risk that interest rates, securities prices and currency markets will not move in the directions anticipated; 2) imperfect correlation between the price of the hedging instruments and movements in the prices of the securities or currencies underlying the hedging transaction; 3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; 4) the possible absence of a liquid secondary market for any particular instrument at any time; and 5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. See the Statement of Additional Information for further information concerning these risks.

OTHER INVESTMENT POLICIES AND RESTRICTIONS

     The Portfolios are subject to certain other investment policies and restrictions which are described in the Statement of Additional Information, some of which are fundamental policies of the Portfolios and as such may not be changed without the approval of the shareholders of the Portfolios.

PORTFOLIO TURNOVER

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain short-term securities) for a year and dividing it by the monthly average of the market value of such securities during the year. See 'Financial Highlights' for each Portfolio on pages 1-4 for more information on historical turnover rates. The Money Market Portfolio does not have a stated portfolio turnover rate, as securities of the type in which it invests are excluded in the usual calculation of that rate. The Growth Portfolio and the Bond Portfolio may engage frequently in short-term trading. High turnover and short-term trading involve correspondingly greater commission expenses and transaction costs for the Growth Portfolio and to a lesser extent, higher transaction costs for the Bond Portfolio. The Global Portfolio's annual turnover is not expected to exceed 200%, although the rate of portfolio turnover will not be a limiting factor when changes are deemed to be appropriate. The Global Portfolio may engage in short-term trading. High turnover and short-term trading involve correspondingly higher transaction costs which are ultimately borne by the Policyholders. See 'Portfolio Transactions and Brokerage' in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

     Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. There are currently five Directors, three of whom are not 'interested persons' of the Fund within the meaning of that term under the 1940 Act. The Board meets regularly four times each year and at other times as necessary. By virtue of the functions performed by WRL as Investment Adviser and Janus Capital Corporation as Sub-Adviser, the Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund. These officers are employees of WRL and receive no compensation from the Fund. The Statement of Additional Information contains the names of and general background information regarding each Director and executive officer of the Fund.

INVESTMENT ADVISER

     WRL, a life insurance company located at 201 Highland Avenue, Largo, Florida 34640, serves as the Fund's Investment Adviser. The Investment Adviser is a wholly-owned subsidiary of First AUSA Life Insurance Company ('First AUSA'), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ('AEGON'). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly traded international insurance group. The Investment Adviser has served as the investment adviser to the Fund since its inception in 1986.

     Subject to the supervision and direction of the Fund's Board of Directors, the Investment Adviser is responsible for managing the Portfolios in accordance with the Portfolios' stated investment objectives and policies. As compensation for its services to the Portfolios, the Investment Adviser receives monthly compensation at the annual rate of 0.50% of the average daily net assets of the Money Market Portfolio and the Bond Portfolio, and 0.80% of the average daily net assets of the Growth Portfolio and the Global Portfolio. For the fiscal year ended December 31, 1994, the Fund paid WRL advisory fees of 0.50%, 0.50%, 0.80% and 0.80% of the average daily net assets of the Bond Portfolio, Money Market Portfolio, Growth Portfolio and the Global Portfolio, respectively.

     The Investment Adviser is responsible for providing investment advisory services and furnishes or makes available to the Portfolios the services of executive and management personnel to supervise the performance of all administrative, recordkeeping, regulatory reporting and compliance services, including the supervision of the Portfolios' custodian. The Investment Adviser also assists the Portfolio in maintaining communications and relations with the shareholders of the Portfolios, including assisting in the preparation of reports to shareholders. The Investment Adviser may incur and will pay certain additional expenses, including legal and accounting fees, in connection with the formation and maintenance of the Portfolios, including the preparation and filing, when appropriate, of all documents, including registration statements, post-effective amendments and any qualification under state securities laws required in connection with the Portfolios' offering of shares. The Investment Adviser will also pay all reasonable compensation and related expenses of the officers and Directors of the Fund, except for such Directors who are not interested persons (as that term is defined in the 1940 Act) of the Investment Adviser, and the rental of offices. The Portfolios pay all other expenses incurred in their operations, including general administrative expenses. Accounting services are provided for the Portfolios by the Investment Adviser. The Investment Adviser has voluntarily undertaken, until at least April 30, 1996, to pay expenses on behalf of the Portfolios to the extent normal operating expenses (including investment advisory fees but excluding interest, taxes, brokerage fees, commissions and extraordinary charges) exceed, as a percentage of each Portfolio's average daily net assets, 0.70% for the Money Market Portfolio, 0.70% for the Bond Portfolio, 1.00% for the Growth Portfolio and 1.00% for the Global Portfolio. For the fiscal year ended December 31, 1994, the actual expenses of the Money Market Portfolio, the Bond Portfolio, the Growth Portfolio and the Global Portfolio, as a percentage of each Portfolio's average daily net assets, were 0.60%, 0.59%, 0.84% and 1.01%, respectively.

THE SUB-ADVISER

     Janus Capital Corporation, located at 100 Fillmore Street, Suite 300, Denver, Colorado 80206, serves as the Sub-Adviser to the Portfolios. Thomas H. Bailey is the President of Janus Capital Corporation. Kansas City Southern Industries, Inc. ('KCSI') owns 83% of the Sub-Adviser. The Sub-Adviser provides investment management and related services to other mutual funds, and individual, corporate, charitable and retirement accounts. See 'Management of the Fund-The Sub-Adviser' in the Statement of Additional Information for a more detailed description of the previous experience of Janus Capital Corporation as an investment adviser.

     Thomas F. Marsico has served as portfolio manager for the Growth Portfolio since its inception. Mr. Marsico also serves as portfolio manager of other mutual funds. Mr. Marsico is an Executive Vice President of Janus Investment Fund and has been a Vice President of the Sub-Adviser since 1986.

     Ronald V. Speaker has served as portfolio manager for the Bond Portfolio since 1988. Mr. Speaker also serves as portfolio manager of other mutual funds. Mr. Speaker is also an Executive Vice President of Janus Investment Fund and Janus Aspen Series and previously served as a securities analyst and research associate of the Sub-Adviser (from 1986).

     Helen Y. Hayes has served as portfolio manager of the Global Portfolio since its inception. Ms. Hayes also serves as a portfolio manager of other mutual funds. Ms. Hayes is also an Executive Vice President of Janus Investment Fund and Janus Aspen Series. Ms. Hayes has been employed by the Sub-Adviser since 1987.

     The Sub-Adviser provides investment advisory assistance and portfolio management advice to the Investment Adviser for all Portfolios. Subject to review and supervision by the Investment Adviser and the Board of Directors of the Fund, the Sub-Adviser is responsible for the actual management of the Portfolios and for making decisions to buy, sell or hold any particular security, and it places orders to buy or sell securities on behalf of the Portfolios. The Sub-Adviser bears all of its expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolios.

     For its services, the Sub-Adviser receives monthly compensation from the Investment Adviser at the annual rate of 0.40% of the average daily net assets of the Growth and Global Portfolios and 0.25% of the average daily net assets of the Money Market and Bond Portfolios.

     The Sub-Adviser is also responsible for selecting the broker-dealers who execute the portfolio transactions for the Portfolios. The Sub-Adviser is authorized to consider sales of the Policies or Annuity Contracts described in the accompanying prospectus by a broker-dealer as a factor in the selection of broker-dealers to execute portfolio transactions. In placing portfolio business with all dealers, the Sub-Adviser seeks best execution of each transaction and all brokerage placement must be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. In addition, the Sub-Adviser may occasionally place portfolio business with broker-dealers affiliated with the Investment Adviser or the Sub-Adviser; in such event, the Sub-Adviser always will seek best execution.

                          DIVIDENDS AND DISTRIBUTIONS

     The Portfolios intend to distribute substantially all of the net investment income, if any. Dividends from investment income of the Money Market Portfolio normally are declared daily and reinvested monthly in additional shares of the Portfolio at net asset value. Dividends from investment income, if any, of the Bond Portfolio, Growth Portfolio and Global Portfolio normally are declared and paid semi-annually in additional shares of the Portfolios at net asset value. Distributions of net realized capital gains from security transactions and net gains from foreign currency transactions, if any, normally are declared and paid in additional shares of the Portfolios at the end of the fiscal year.

                                     TAXES

     Each Portfolio has qualified and expects to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended ('Code'). As such, a Portfolio is not subject to Federal income tax on that part of its investment company taxable income (consisting generally of net investment income, net gains from certain foreign currency transactions, and net short-term capital gain, if any) and any net capital gain (the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. It is each Portfolio's intention to distribute all such income and gains.

     Shares of each Portfolio are offered only to the Separate Accounts (which are insurance company separate accounts that fund the Policies and the Annuity Contracts). Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable annuity or variable life insurance contracts. For a discussion of the taxation of life insurance companies and the Separate Accounts, as well as the tax treatment of the Policies and Annuity Contracts and the holders thereof, see 'Federal Tax Matters' included in the respective prospectuses for the Policies and the Annuity Contracts.

     Each Portfolio intends to comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements are in addition to the diversification requirements imposed on each Portfolio by Subchapter M and the 1940 Act. These requirements place certain limitations on the assets of each separate account that may be invested in securities of a single issuer, and, because section 817(h) and the regulations thereunder treat each Portfolio's assets as assets of the related separate account, these limitations also apply to each Portfolio's assets that may be invested in securities of a single issuer. Specifically, the regulations provide that, except as permitted by the 'safe harbor' described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the Portfolio's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments.

     Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, government securities, and securities of other regulated investment companies. For purposes of section 817(h), all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are treated as a single investment. In addition, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions all will be considered the same issuer. Failure of a Portfolio to satisfy the section 817(h) requirements would result in taxation of the Separate Accounts, the insurance companies, the Policies, and the Annuity Contracts, and tax consequences to the holders thereof, other than as described in the respective prospectuses for the Policies and the Annuity Contracts.

     The foregoing is only a summary of some of the important Federal income tax considerations generally affecting a Portfolio and its shareholders; see the Statement of Additional Information for a more detailed discussion. Prospective investors are urged to consult their tax advisors.

                       PURCHASE AND REDEMPTION OF SHARES

     Shares of a Portfolio are sold and redeemed at their net asset value next determined after receipt of a purchase order or notice of redemption in proper form. Shares are sold and redeemed without the imposition of any sales commission or redemption charge. However, certain sales and other charges may apply to the Policies and the Annuity Contracts. Such charges are described in the respective prospectuses for the Policies and the Annuity Contracts.

                              VALUATION OF SHARES

     A Portfolio's net asset value per share is ordinarily determined, once daily, as of the close of the regular session of business on the New York Stock Exchange ('Exchange') (usually 4:00 p.m., Eastern time), on each day the Exchange is open, and at such other times as the Fund may determine.

     Net asset value of a Growth Portfolio, a Bond Portfolio and a Global Portfolio share is computed by dividing the value of the net assets of each Portfolio by the total number of shares outstanding in each Portfolio.

     The Board of Directors has determined that the most appropriate method for valuing the securities of the Money Market Portfolio is the amortized cost method. Under this method, the net asset value of Money Market Portfolio shares is expected to remain at a constant $1.00 per share, although there can be no assurance that the Money Market Portfolio will be able to maintain a stable net asset value. (See the Statement of Additional Information for details concerning the valuation method, including the conditions under which it may be used.)

     Except for money market instruments maturing in 60 days or less, securities held by the Bond, Growth and Global Portfolios are valued at market value. Securities for which market values are not readily available are valued at fair value as determined in good faith by the Advisers under the supervision of the Fund's Board of Directors. Money market instruments maturing in 60 days or less are valued on the amortized cost basis. (See the Statement of Additional Information for details.)

                            THE FUND AND ITS SHARES

     The Fund was incorporated under the laws of the State of Maryland on August 21, 1985 and is registered with the SEC as a diversified, open-end, management investment company.

     The Fund offers its shares only for purchase by the Separate Accounts of Life Companies to fund benefits under variable life insurance or variable annuity contracts issued by the Life Companies. Because Fund shares are sold to Separate Accounts established to receive and invest premiums received under variable life insurance policies and purchase payments received under the variable annuity contracts, it is conceivable that, in the future, it may become disadvantageous for variable life insurance Separate Accounts and variable annuity Separate Accounts to invest in the Fund simultaneously. Neither the Life Companies nor the Fund currently foresees any such disadvantages or conflicts, either to variable life insurance policyowners or to variable annuity contractowners. After being notified by one or more of the Life Companies of a potential or existing conflict, the Fund's Board of Directors will determine if a material conflict exists and what action, if any, should be taken in response thereto. Such action could include the sale of Fund shares by one or more of the Separate Accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in Federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contractowners. If the Board of Directors were to conclude that separate funds should be established for variable life and variable annuity separate accounts, the affected Life Companies will bear the attendant expenses, but variable life insurance policyowners and variable annuity contractowners would no longer have the economies of scale typically resulting from a larger combined fund.

     The Fund offers a separate class of Common Stock for each portfolio. All shares of the Portfolios and of each of the other portfolios have equal voting rights, except that only shares of a particular portfolio will be entitled to vote on matters concerning only that portfolio. Each issued and outstanding share of a Portfolio is entitled to one vote and to participate equally in dividends and distributions declared by that Portfolio and, upon liquidation or dissolution, to participate equally in the net assets of such Portfolio remaining after satisfaction of outstanding liabilities. The shares of each Portfolio, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights, and will be freely transferable. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event holders of the remaining shares would not be able to elect any directors.

     Only the Separate Accounts of the Life Companies may hold shares of the Fund and are entitled to exercise the rights directly as described above. If and to the extent required by law, Life Companies will vote the Fund's shares held in the Separate Accounts, including Fund shares which are not attributable to Policyholders, at meetings of the Fund in accordance with instructions received from Policyholders having voting interests in the corresponding sub-accounts of the Separate Accounts. Except as required by the 1940 Act, the Fund does not hold regular or special shareholder meetings. If the 1940 Act or any regulation thereunder should be amended, or if present interpretation thereof should change, and as a result it is determined that the Life Companies are permitted to vote Fund shares in their own right, they may elect to do so. The rights of Policyholders are described in more detail in the prospectuses or plan documents for the Policies and the Annuity Contracts, respectively.

                            PERFORMANCE INFORMATION

     The Fund may, from time to time, include quotations of a Portfolio's total return or yield in connection with the total return for the appropriate Separate Account in advertisements, sales literature or reports to Policyholders or to prospective investors. Total return and yield quotations for a Portfolio reflect only the performance of a hypothetical investment in the Portfolio during the particular time period shown as calculated based on the historical performance of the Portfolio during that period. SUCH QUOTATIONS DO NOT IN ANY WAY INDICATE OR PROJECT FUTURE PERFORMANCE. Quotations of total return and yield will not reflect charges or deductions against the Separate Accounts or charges and deductions against the Policies or the Annuity Contracts. Where relevant, the prospectuses for the Policies and the Annuity Contracts contain additional performance information.

     The total return of a Portfolio refers to the average annual percentage change in value of an investment in the Portfolio held for various periods of time, including, but not limited to, one year, five years, ten years and since the Portfolio began operations, as of a stated ending date. When a Portfolio has been in operation for these periods, the total return for such periods will be provided if performance information is quoted. Total return quotations for a Portfolio are expressed as average annual compound rates of return for each of the periods quoted, reflect the deduction of a proportionate share of a Portfolio's investment advisory fees and Portfolio expenses, and assume that all dividends and capital gains distributions during the period are reinvested in the Portfolio when made.

     The Fund may, from time to time, disclose in advertisements, sales literature and reports to Policyholders or to prospective investors, total returns for a Portfolio for periods in addition to those required to be presented, or disclose other nonstandardized data such as cumulative total returns, actual year-by-year returns, or any combination thereof.

     The Fund may also, from time to time, compare performance information for a Portfolio in advertisements, sales literature and reports to Policyholders or to prospective investors to: (1) the Standard & Poor's Index of 500 Common Stocks, the Dow Jones Industrial Average or other widely recognized indices; (2) other mutual funds whose performance is reported by Lipper Analytical Services, Inc., ('Lipper'), Variable Annuity Research & Data Service ('VARDS') and Morningstar, Inc. ('Morningstar') or reported by other services, companies, individuals or other industry or financial publications of general interest, such as FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, CHANGING TIMES and FORTUNE, which rank and/or rate mutual funds by overall performance or other criteria; and (3) the Consumer Price Index. Lipper, VARDS and Morningstar are widely quoted independent research firms which rank mutual funds according to overall performance, investment objective, and assets. Unmanaged indices may assume the reinvestment of dividends but usually do not reflect any 'deduction' for the expense of operating or managing a fund. In connection with a ranking, a Portfolio will also provide additional information with respect to the ranking, including the particular category to which it relates, the number of funds in the category, the period and criteria on which the ranking is based, and the effect of fee waivers and/or expense reimbursements.

     The Money Market Portfolio yield quotation refers to the income generated by a hypothetical investment in the Portfolio over a specified seven-day period if that level of income were generated for 52 consecutive weeks and expressed as an annual percentage rate of return. The quotation of compound effective yield for the Money Market Portfolio refers to the same calculation adjusted to reflect the compounding effect of earnings on reinvested dividends. For the seven-day period ended December 31, 1994, the Money Market Portfolio yield was 4.80% and was equivalent to a compound effective yield of 4.92%.

     The Bond Portfolio yield quotation refers to the income generated by a hypothetical investment in the Portfolio over a specified thirty-day period expressed as a percentage rate of return for that period. The yield is calculated by dividing the net investment income per share for the period by the price per share on the last day of that period.

     (See the Statement of Additional Information for more information about the Portfolios' performance.)

                              GENERAL INFORMATION

REPORTS TO SHAREHOLDERS

     The fiscal year of the Portfolios ends on December 31 of each year. The Fund will send to the Portfolios' Policyholders, at least semi-annually, reports showing the Portfolios' compositions and other information. An annual report, containing financial statements, audited by the Fund's independent accountants, will be sent to Policyholders each year.

CUSTODIAN AND DIVIDEND DISBURSING AGENT

     Investors Bank & Trust Company ('IBT'), 89 South Street, Boston, Massachusetts 02111 acts as Custodian and Dividend Disbursing Agent of the Portfolios' assets.

ADDITIONAL INFORMATION

     The telephone number or the address of the Fund appearing on the first page of this Prospectus should be used for requests for additional information.

                             WRL SERIES FUND, INC.

                                GROWTH PORTFOLIO
                             MONEY MARKET PORTFOLIO
                                 BOND PORTFOLIO
                                GLOBAL PORTFOLIO

                              OFFICE OF THE FUND:
                             WRL Series Fund, Inc.
                              201 Highland Avenue
                              Largo, Florida 34640
                                 (800) 851-9777
                                 (813) 585-6565

INVESTMENT ADVISER:

     Western Reserve Life Assurance Co. of Ohio
     201 Highland Avenue
     Largo, FL 34640

SUB-ADVISER:

     Janus Capital Corporation
     Suite 300
     100 Fillmore Street
     Denver, CO 80206

CUSTODIAN:

     Investors Bank & Trust Company
     89 South Street
     Boston, MA 02111

INDEPENDENT ACCOUNTANTS:

     Price Waterhouse LLP
     1055 Broadway
     Kansas City, MO 64105

        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING OF ANY SECURITIES OTHER THAN THE REGISTERED SECURITIES TO WHICH IT RELATES OR AN OFFER TO ANY PERSON IN ANY STATE OR JURISDICTION OF THE UNITED STATES OR ANY COUNTRY WHERE SUCH OFFER WOULD BE UNLAWFUL.

WRL00001-05/95